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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2003

QWEST COMMUNICATIONS INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22609	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 303-992-1400

Not applicable
(Former name or former address, if changed since last report)

QWEST CORPORATION
(Exact name of registrant as specified in its charter)

Colorado
(State or other jurisdiction of incorporation)

001-03040	84-0273800
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 303-992-1400

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

        Attached as Exhibit 99.1 is a copy of a press release dated April 1, 2003.

Forward Looking Statements Warning

        This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed with the SEC by Qwest Communications International Inc. ("QCII") and Qwest Corporation (together with QCII, the "companies"), specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: unanticipated delays in obtaining an audit of the companies' restatement of historical financial statements; unanticipated delays in completing the process of the companies' restatement of historical financial statements and related audits; the duration and extent of the current economic downturn in the companies' 14-state local service area, including its effect on the companies' customers and suppliers; the effects of the companies' anticipated restatement of historical financial statements including delays in or restrictions on the companies' ability to access the capital markets or other adverse effects to the companies' business and financial position; the companies' substantial indebtedness, and the companies' inability to complete any efforts to de-lever its balance sheet through asset sales or other transactions; any adverse outcome of the SEC's current investigation into QCII's accounting policies, practices and procedures; any adverse outcome of the current investigation by the U.S. Attorney's office in Denver into certain matters relating to QCII; adverse results of increased review and scrutiny by Congress, regulatory authorities, media and others (including any internal analyses) of financial reporting issues and practices or otherwise; the failure of QCII's chief executive and chief financial officers to provide certain certifications relating to certain public filings; rapid and significant changes in technology and markets; any adverse developments in commercial disputes or legal proceedings, including any adverse outcome of current or future legal proceedings related to matters that are the subject of governmental investigations, and, to the extent not covered by insurance, if any, the companies' inability to satisfy any resulting obligations from funds available to it, if any; QCII's future ability to provide interLATA services within the companies' 14-state local service area; potential fluctuations in quarterly results; volatility of QCII's stock price; intense competition in the markets in which the companies compete, including the likelihood of certain of the companies' competitors emerging from bankruptcy court protection or otherwise reorganizing their capital structure and competing effectively against us; changes in demand for the companies' products and services; dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels; higher than anticipated employee levels, capital expenditures and operating expenses; adverse changes in the regulatory or legislative environment affecting the companies' business; and changes in the outcome of future events from the assumed outcome included in the companies' significant accounting policies.

        The information contained in this Current Report on Form 8-K is a statement of the companies' present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and the companies' assumptions. The companies may change their intention, belief or expectation, at any time and without notice, based upon any changes in such factors, in the companies' assumptions or otherwise. The cautionary statements contained or referred to in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward-looking statements that the companies or persons acting on their behalf may issue.

        The companies undertake no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

        By including any information in this Current Report on Form 8-K, the companies do not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.

Item 7(c). Exhibit.

Exhibit 99.1	Press Release of Qwest Communication International Inc. dated April 1, 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC. QWEST CORPORATION
DATE: April 2, 2003	By:	/s/ OREN G. SHAFFER Oren G. Shaffer Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release of Qwest Communication International Inc. dated April 1, 2003.

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  Item 5. Other Events.
  Item 7(c). Exhibit.
SIGNATURES
EXHIBIT INDEX